EXHIBIT 32.2

CERTIFICATION
Pursuant to 18 U.S.C. 1350
(Section 302 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of SOKO Fitness & Spa Group, Inc. (the “Company”) for the quarter ended February 28, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Xia Yu, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2011	By:	/s/ Xia Yu
Name: Xia Yu
Title: Principal Financial Officer